188 P-2 07/11

SUPPLEMENT DATED JULY 15, 2011

TO THE PROSPECTUS DATED JANUARY 1, 2011

OF

TEMPLETON CHINA WORLD FUND

The prospectus is amended as follows:

I. The “Shareholder Fees”  and "Annual Fund Operating Expenses" tables beginning on page 2 of the Fund Summary under the "Fees and Expenses of the Fund" section are revised as follows:

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B1	Class C	Advisor Class
Maximum sales charge (load) as a percentage of offering price	5.75%	None	None	None
Maximum deferred sales charge (load)	None	4.00%	1.00%	None
Redemption fee on shares sold within 7 calendar days following their purchase date	None	None	None	None

1.        New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class
Management fees[1]	1.09%	1.09%	1.09%	1.09%
Distribution and service (12b-1) fees	0.30%[2]	0.99%	1.00%	None
Other expenses	0.47%	0.47%	0.47%	0.47%
Total annual Fund operating expenses[1]	1.86%	2.55%	2.56%	1.56%

1. Restated to reflect the decrease in the investment management fee effective May 1, 2011.

2. Class A distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees for the current fiscal year. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the "Financial Highlights" due to the timing of accrual adjustments that are made during the Fund's fiscal year.

II. The "Example" table on page 3 of the Fund Summary "Fees and Expenses of the Fund" section is revised as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 753	$ 1,126	$ 1,523	$ 2,629
Class B	$ 658	$ 1,093	$ 1,555	$ 2,717
Class C	$ 359	$ 796	$ 1,360	$ 2,895
Advisor Class	$ 159	$ 493	$ 850	$ 1,856
If you do not sell your shares:
Class B	$ 258	$ 793	$ 1,355	$ 2,717
Class C	$ 259	$ 796	$ 1,360	$ 2,895

III. The "Portfolio Turnover" section on page 3 of the Fund Summary is revised as follows:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.94% of the average value of its portfolio.

IV. The “Principal Risks - Management”  on page 6 of the Fund Summary is revised as follows:

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

V. The “Performance”  section of the Fund Summary, beginning on page 6, is revised as follows:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	32.45%
Worst Quarter:	Q3'01	-19.72%
As of March 31, 2011, the Fund's year-to-date return was 2.16% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Templeton China World Fund - Class A
Return Before Taxes	11.12%	15.39%	18.10%
Return After Taxes on Distributions	10.97%	14.53%	17.32%
Return After Taxes on Distributions and Sale of Fund Shares	7.49%	13.23%	16.11%
Templeton China World Fund - Class B	13.08%	15.75%	18.16%
Templeton China World Fund - Class C	16.07%	15.97%	18.01%
Templeton China World Fund - Advisor Class	18.24%	17.12%	19.20%
MSCI Golden Dragon Index (index reflects no deduction for fees, expenses or taxes)	13.60%	13.09%	9.53%

Historical performance for the Fund prior to its conversion from a closed-end fund to an open-end fund in 2003 is based on the performance of the Fund's predecessor closed-end fund. The Fund's performance has been adjusted to reflect differences in all charges, fees and expenses between the Fund and the predecessor closed-end fund.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

VI. The “Portfolio Managers”  section on page 8 of the Fund Summary is revised as follows:

MARK MOBIUS, PH.D.   Executive Chairman of Templeton Emerging Markets Group, Portfolio Manager of Asset Management and portfolio manager of the Fund since inception (1993).

EDDIE CHOW, CFA   Investment Analyst of Asset Management and portfolio manager of the Fund since 2002.

VII.  The “Purchase and Sale of Fund Shares” section on page 8 of the Fund Summary is revised as follows:

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Please keep this supplement for future reference.